UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2021

Phibro Animal Health Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	01-36410	13-1840497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre East, 3rd Floor

300 Frank W. Burr Boulevard, Suite 21

Teaneck, New Jersey 07666-6712

(Address of Principal Executive Offices, including Zip Code)

(201) 329-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	PAHC	NASDAQ Stock Market

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 22, 2021 (the “Restatement Effective Date”), Phibro Animal Health Corporation (the “Company”), together with certain of its subsidiaries acting as guarantors (the “Guarantors”), announced that it has entered into an Amended and Restated Credit Agreement, dated as of April 22, 2021 (the “Restated Credit Agreement”), by and among the Company, Bank of America, N.A. (“Bank of America”), as Administrative Agent, Collateral Agent and Letter of Credit Issuer (“L/C Issuer”), and each lender from time to time party thereto (the “Lenders”).

The Restated Credit Agreement amends and restates the Credit Agreement, dated as of June 29, 2017 (the “2017 Credit Agreement”), by and among the Company, Bank of America as Administrative Agent, Collateral Agent and L/C Issuer and each lender from time-to-time party thereto.

Under the Restated Credit Agreement, the Lenders agree to extend credit to the Company in the form of (i) Term A loans in an aggregate principal amount equal to $300,000,000 (the “Term A Loans”) and (ii) a revolving credit facility in an aggregate principal amount of $250,000,000 (the “Revolving Credit Facility,” and together with the Term A Loans, the “Credit Facilities”). At the closing, the full amount of the Term A Loans were drawn and $100,000,000 of the Revolving Credit Facility was drawn. The Revolving Credit Facility contains a letter of credit facility.

The Credit Facilities were used to refinance all of the Term A loans and revolving credit facility amounts outstanding under the 2017 Credit Agreement and to pay fees and expenses of the transaction.

The Credit Facilities mature on April 22, 2026. The Term A Loans are repayable in quarterly installments as set forth below, with the balance payable at maturity.

Payment Dates	Quarterly Installment Amounts
June 30, 2021, September 30, 2021, December 31, 2021, March 31, 2022	$1,875,000
June 30, 2022, September 30, 2022, December 31, 2022, March 31, 2023,	$3,750,000
June 30, 2023, September 30, 2023, December 31, 2023, March 31, 2024	$3,750,000
June 30, 2024, September 30, 2024, December 31, 2024, March 31, 2025	$5,625,000
June 30, 2025, September 30, 2025, December 31, 2025, March 31, 2026	$7,500,000

Borrowings under the Credit Facilities bear interest at rates based on the ratio of the Company’s and its subsidiaries’ consolidated first lien net indebtedness to the Company’s and its subsidiaries’ consolidated EBITDA for applicable periods specified in the Credit Facilities (the “First Lien Net Leverage Ratio”). The interest rate per annum applicable to the loans under the Credit Facilities will be based on a fluctuating rate of interest equal to the sum of an applicable rate and, at the Company’s election from time to time, either (1) a base rate determined by reference to the highest of (a) the rate as publicly announced from time to time by Bank of America as its “prime rate,” (b) the federal funds effective rate plus 0.50% and (c) one-month LIBOR plus 1.00%, or (2) a Eurocurrency rate determined by reference to LIBOR with a term as selected by the Company, of one day or one, three or six months (or twelve months or any shorter amount of time if consented to by all of the lenders under the applicable loan). The Credit Facilities have applicable rates equal to (x) 1.00%, in the case of base rate loans, and 2.00%, in the case of LIBOR loans, if the First Lien Net Leverage Ratio is greater than or equal to 3.50:1.00, (y) 0.75%, in the case of base rate loans, and 1.75%, in the case of LIBOR loans, if the First Lien Net Leverage Ratio is less 3.50:1.00 but greater than or equal to 2.25:1.00, and (z) 0.50%, in the case of base rate loans, and 1.50%, in the case of LIBOR loans, if the First Lien Net Leverage Ratio is less than 2.25:1.00.

The applicable rates under the Credit Facilities compare with the 2017 Credit Agreement are as follows:

	Restated Credit Agreement			2017 Credit Agreement
First Lien Net Leverage Ratio	Applicable rates*			Applicable rates*
	Base Rate loans	LIBOR loans		Base Rate loans	LIBOR loans
≥3.50:1.00	1.00%	2.00%	≥3.00:1.00	1.00%	2.00%
≥2.25:1.00 and <3.50:1.00	0.75%	1.75%	≥2.25:1.00 and <3.00:1.00	0.75%	1.75%
<2.25:1.00	0.50%	1.50%	<2.25:1.00	0.50%	1.50%

* Range of applicable rates, depending upon the First Lien Net Leverage ratio

The Company must pay the Administrative Agent a quarterly commitment fee based upon the product of (i) the applicable rate as described below and (ii) the actual daily amount by which the aggregate revolving commitments exceed the sum of (A) the outstanding revolving credit loans under the Revolving Credit Facility and (B) obligations associated with any outstanding Letters of Credit in the applicable quarterly period. The Company also must pay the L/C Issuer fees based upon the amount available to be drawn under such letters of credit.

The applicable rate under the Credit Facilities with respect to the commitment fee described in the immediately preceding paragraph is equal to (x) 0.30% if the First Lien Net Leverage Ratio is greater than or equal to 3.50:1.00, (y) 0.25% if the First Lien Net Leverage Ratio is less 3.50:1.00 but greater than or equal to 2.25:1.00, and (z) 0.20% if the First Lien Net Leverage Ratio is less than 2.25:1.00.

The Restated Credit Agreement is subject to substantially the same affirmative and negative covenants and events of default as the 2017 Credit Agreement, subject to certain exceptions and thresholds set forth in the Restated Credit Agreement. The Credit Facilities are secured by substantially the same collateral as the collateral that secured the obligations under the 2017 Credit Agreement, subject to certain exceptions and thresholds.

The foregoing is a summary of the terms of the Restated Credit Agreement, and is qualified in its entirety by reference to the full text of the Restated Credit Agreement, a copy of which is attached as Exhibit 10.1, and is incorporated by reference herein.

The Restated Credit Agreement has been included as an exhibit to this Current Report on Form 8-K to provide you with information regarding its terms. The Restated Credit Agreement contains representations and warranties that the parties thereto made to the other parties thereto as of specific dates. The assertions embodied in the representations and warranties in the Restated Credit Agreement were made solely for purposes of the contract among the respective parties, and each may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms thereof. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders or may have been used for the purpose of allocating risk among the parties rather than establishing matters as facts.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Amended and Restated Credit Agreement

As discussed in Item 1.01 above, on April 22, 2021, the Company, the Guarantors, Bank of America and the Lenders entered into the Restated Credit Agreement, which provides for Term A Loans in an aggregate principal amount equal to $300,000,000 and the Revolving Credit Facility in an aggregate principal amount equal to $250,000,000.

The description of the material terms of the Restated Credit Agreement in Item 1.01 is incorporated by reference in this Item 2.03, and is qualified in its entirety by reference to the full text of the Restated Credit Agreement, a copy of which is attached hereto as Exhibit 10.1, and it incorporated by reference herein.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit Number	Description
10.1	Amended and Restated Credit Agreement, dated April 22, 2021

99.1	Press Release, dated April 22, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHIBRO ANIMAL HEALTH CORPORATION Registrant

Date: April 22, 2021

	By:	/s/ Thomas G. Dagger
	Name: Title:	Thomas G. Dagger Senior Vice President, General Counsel and Corporate Secretary